Exhibit 99.1



[LOGO OMITTED] Countrywide(R)
-----------------------------                        Computational Materials For
SECURITIES CORPORATION                   Countrywide Asset-Backed Certificates,
A Countrywide Capital Markets Company                            Series 2005-03
-------------------------------------------------------------------------------


                               Group 2 & Group 3

                            ARM     $1,429,898,925

                                Detailed Report



Summary of Loans in Statistical Calculation Pool                                   Range
(As of Calculation Date)                                                           -----


Total Number of Loans                                          7,862
Total Outstanding Balance                             $1,429,898,925
Average Loan Balance                                        $181,875         $27,003 to $800,000
WA Mortgage Rate                                              7.258%          4.650% to 12.500%
Net WAC                                                       6.749%          4.141% to 11.991%
ARM Characteristics
     WA Gross Margin                                          6.992%          1.100% to 12.000%
     WA Months to First Roll                                      34               1 to 59
     WA First Periodic Cap                                    1.825%          0.750% to 7.000%
     WA Subsequent Periodic Cap                               1.406%          0.125% to 3.000%
     WA Lifetime Cap                                         14.094%         10.300% to 26.500%
     WA Lifetime Floor                                        7.256%          1.125% to 63.650%
WA Original Term (months)                                        360             360 to 360
WA Remaining Term (months)                                       359             295 to 360
WA LTV                                                        80.96%          12.87% to 100.00%
     Percentage of Pool with CLTV > 100%                       0.00%
WA FICO                                                          601

Secured by (% of pool)              1st Liens                100.00%
                                    2nd Liens                  0.00%
Prepayment Penalty at Loan Orig (% of all loans)              70.88%




---------------------------------------------------------------------------------------------------------------------------
  Top 5 States:      Top 5 Prop:       Doc Types:       Purpose Codes:      Occ Codes:      Grades:        Orig PP Term:
  -------------      -----------       ----------       --------------      ----------      -------        -------------
CA     26.24%      SFR     74.15%    FULL     63.16%      RCO   55.35%      OO   98.08%    A    82.45%       0    29.12%
FL      8.22%      PUD     16.65%    STATED   36.83%      PUR   40.50%      INV   1.34%    A-    6.19%       6     0.02%
TX      4.91%      CND      5.62%    SIMPLE    0.01%      RNC    4.15%      2H    0.59%    B     7.22%       9     0.62%
NY      4.47%      2 FAM    2.77%                                                          C     3.13%      12     5.62%
NV      3.97%      CNDP     0.34%                                                          C-    0.55%      24    11.25%
                                                                                           D     0.46%      30     0.08%
                                                                                                            34     0.02%
                                                                                                            36    53.20%
                                                                                                            48     0.01%
                                                                                                            60     0.06%

----------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


[LOGO OMITTED] Countrywide(R)
-----------------------------
SECURITIES CORPORATION                                                                              Computational Materials For
A Countrywide Capital Markets Company                                     Countrywide Asset-Backed Certificates, Series 2005-03
-------------------------------------------------------------------------------------------------------------------------------


                                                       Group 2 & Group 3

                                                    ARM       $1,429,898,925

                                                        Detailed Report

-------------------------------------------------------------------------------------------------------------------------------
                                                            Program
-------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT         # OF      % OF       AVERAGE       GROSS      REMG.                  ORIG
DESCRIPTION                        BALANCE         LOANS     TOTAL      BALANCE        WAC       TERM       FICO         LTV
-------------------------------------------------------------------------------------------------------------------------------
30Y LIB6M                        $2,644,970            12       0.18      $220,414      6.027    342.92      622         78.4
2/28 LIB6M                     $101,427,455           551       7.09      $184,079      7.084    358.15      605         80.3
2/28 LIB6M - IO                 $41,231,939           180       2.88      $229,066      6.762    358.49      608         82.1
3/27 LIB6M                     $938,277,119         5,542      65.62      $169,303      7.413    359.43      598         80.6
3/27 LIB6M - IO                $346,142,462         1,576      24.21      $219,634      6.957    359.42      606         82.0
5/25 LIB6M                         $174,980             1       0.01      $174,980      4.750    359.00      662         60.0
-------------------------------------------------------------------------------------------------------------------------------
                             $1,429,898,925         7,862     100.00      $181,875      7.258    359.28      601         81.0
-------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
                                                         Original Term
-------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT         # OF      % OF       AVERAGE       GROSS      REMG.                  ORIG
DESCRIPTION                        BALANCE         LOANS     TOTAL      BALANCE        WAC       TERM       FICO         LTV
-------------------------------------------------------------------------------------------------------------------------------
ARM 360                      $1,429,898,925         7,862     100.00      $181,875      7.258    359.28      601         81.0
-------------------------------------------------------------------------------------------------------------------------------
                             $1,429,898,925         7,862     100.00      $181,875      7.258    359.28      601         81.0
-------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
                                                    Range of Current Balance
-------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT         # OF      % OF       AVERAGE       GROSS      REMG.                  ORIG
DESCRIPTION                        BALANCE         LOANS     TOTAL      BALANCE        WAC       TERM       FICO         LTV
-------------------------------------------------------------------------------------------------------------------------------
$25,000.01 - $50,000.00            $950,356            21       0.07       $45,255      8.936    353.15      603         73.4
$50,000.01 - $75,000.00         $26,852,868           412       1.88       $65,177      8.365    358.98      593         81.6
$75,000.01 - $100,000.00        $93,422,455         1,048       6.53       $89,144      7.776    359.16      599         82.2
$100,000.01 - $150,000.00      $272,203,902         2,193      19.04      $124,124      7.565    359.38      599         81.7
$150,000.01 - $200,000.00      $269,834,420         1,558      18.87      $173,193      7.311    359.32      599         81.1
$200,000.01 - $250,000.00      $213,797,433           953      14.95      $224,341      7.090    359.14      602         80.2
$250,000.01 - $300,000.00      $204,751,697           745      14.32      $274,834      7.002    359.36      601         80.5
$300,000.01 - $350,000.00      $135,656,007           420       9.49      $322,990      7.087    359.23      600         80.7
$350,000.01 - $400,000.00      $106,080,748           284       7.42      $373,524      6.979    359.45      604         80.6
$400,000.01 - $450,000.00       $53,510,395           126       3.74      $424,686      6.902    358.89      610         81.2
$450,000.01 - $500,000.00       $31,523,054            66       2.20      $477,622      6.873    359.45      608         81.5
$500,000.01 - $550,000.00        $7,315,328            14       0.51      $522,523      7.003    359.22      634         79.7
$550,000.01 - $600,000.00        $5,832,200            10       0.41      $583,220      6.738    359.40      607         77.5
$600,000.01 - $650,000.00        $3,148,140             5       0.22      $629,628      6.886    359.38      639         78.6
$650,000.01 - $700,000.00        $2,659,189             4       0.19      $664,797      7.455    359.75      651         77.4
$750,000.01 - $800,000.00        $2,360,731             3       0.17      $786,910      7.096    359.34      644         76.3
-------------------------------------------------------------------------------------------------------------------------------
                             $1,429,898,925         7,862     100.00      $181,875      7.258    359.28      601         81.0
-------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


[LOGO OMITTED] Countrywide(R)
-----------------------------
SECURITIES CORPORATION                                                                              Computational Materials For
A Countrywide Capital Markets Company                                     Countrywide Asset-Backed Certificates, Series 2005-03
-------------------------------------------------------------------------------------------------------------------------------


                                                       Group 2 & Group 3

                                                    ARM       $1,429,898,925

                                                        Detailed Report

-------------------------------------------------------------------------------------------------------------------------------
                                                             State
-------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT         # OF      % OF       AVERAGE       GROSS      REMG.                  ORIG
DESCRIPTION                        BALANCE         LOANS     TOTAL      BALANCE        WAC       TERM       FICO         LTV
-------------------------------------------------------------------------------------------------------------------------------
Alabama                         $11,729,474            99       0.82      $118,480      7.956    359.44      589         87.4
Alaska                           $2,698,016            13       0.19      $207,540      7.605    359.73      597         81.6
Arizona                         $49,254,026           325       3.44      $151,551      7.218    359.18      608         83.3
Arkansas                         $1,443,034            16       0.10       $90,190      7.780    355.93      601         92.9
California                     $375,264,140         1,385      26.24      $270,949      6.663    359.25      605         77.6
Colorado                        $34,738,346           189       2.43      $183,801      7.138    358.52      607         82.8
Connecticut                     $17,857,500            93       1.25      $192,016      7.567    359.44      590         80.8
Delaware                         $3,576,391            22       0.25      $162,563      7.410    359.36      611         84.9
District of Columbia             $4,419,022            21       0.31      $210,430      7.780    354.42      579         72.3
Florida                        $117,607,796           691       8.22      $170,199      7.475    359.40      604         83.0
Georgia                         $54,926,514           379       3.84      $144,925      7.785    359.46      598         84.1
Hawaii                           $8,481,086            31       0.59      $273,583      6.515    359.74      622         77.4
Idaho                            $5,838,531            42       0.41      $139,013      7.219    359.73      606         81.9
Illinois                        $51,261,870           327       3.58      $156,764      7.678    359.42      600         81.0
Indiana                         $13,008,389           113       0.91      $115,118      7.858    359.23      597         84.3
Iowa                             $2,104,412            20       0.15      $105,221      7.872    359.51      595         83.3
Kansas                           $5,121,070            38       0.36      $134,765      8.225    359.38      605         86.7
Kentucky                         $5,150,724            38       0.36      $135,545      7.535    359.55      590         86.1
Louisiana                        $9,677,719            73       0.68      $132,571      7.760    358.24      599         84.3
Maine                            $2,572,433            16       0.18      $160,777      7.718    359.89      586         80.1
Maryland                        $49,712,169           245       3.48      $202,907      7.381    359.45      593         81.6
Massachusetts                   $27,765,397           122       1.94      $227,585      7.195    359.56      589         77.3
Michigan                        $39,470,098           288       2.76      $137,049      7.796    359.42      597         83.7
Minnesota                       $26,191,569           140       1.83      $187,083      7.564    359.44      600         82.5
Mississippi                      $6,772,468            52       0.47      $130,240      8.157    359.36      595         88.2
Missouri                        $15,361,841           128       1.07      $120,014      7.946    359.29      603         83.9
Montana                          $4,717,702            31       0.33      $152,184      7.622    359.60      601         83.3
Nebraska                         $1,174,945            10       0.08      $117,495      7.206    359.05      614         81.7
Nevada                          $56,821,995           276       3.97      $205,877      6.976    359.15      611         79.6
New Hampshire                    $7,664,954            41       0.54      $186,950      7.152    359.66      599         79.6
New Jersey                      $46,698,635           219       3.27      $213,236      7.631    359.08      597         80.3
New Mexico                       $5,467,516            42       0.38      $130,179      7.795    359.57      604         79.4
New York                        $63,936,213           246       4.47      $259,903      7.296    359.58      595         77.7
North Carolina                  $25,364,970           192       1.77      $132,109      7.732    359.17      597         85.7
North Dakota                       $303,439             3       0.02      $101,146      8.699    359.68      576         77.7
Ohio                            $19,883,012           165       1.39      $120,503      7.707    359.07      597         85.2
Oklahoma                         $4,268,451            44       0.30       $97,010      7.869    358.41      596         84.4
Oregon                          $19,651,695           117       1.37      $167,963      7.056    359.43      607         80.8
Pennsylvania                    $23,166,600           157       1.62      $147,558      7.704    359.34      587         83.5
Rhode Island                     $3,175,096            16       0.22      $198,443      6.851    359.67      597         78.8
South Carolina                   $9,672,040            72       0.68      $134,334      7.601    359.42      584         83.6
South Dakota                       $774,795             7       0.05      $110,685      8.398    359.03      577         84.0
Tennessee                       $18,798,945           147       1.31      $127,884      7.686    359.09      596         86.7
Texas                           $70,145,933           579       4.91      $121,150      7.591    359.48      602         82.9
Utah                             $9,498,341            66       0.66      $143,914      7.026    359.35      625         82.7


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


[LOGO OMITTED] Countrywide(R)
-----------------------------
SECURITIES CORPORATION                                                                              Computational Materials For
A Countrywide Capital Markets Company                                     Countrywide Asset-Backed Certificates, Series 2005-03
-------------------------------------------------------------------------------------------------------------------------------


                                                       Group 2 & Group 3

                                                    ARM       $1,429,898,925

                                                        Detailed Report

-------------------------------------------------------------------------------------------------------------------------------
                                                             State
-------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT         # OF      % OF       AVERAGE       GROSS      REMG.                  ORIG
DESCRIPTION                        BALANCE         LOANS     TOTAL      BALANCE        WAC       TERM       FICO         LTV
-------------------------------------------------------------------------------------------------------------------------------
Vermont                          $1,011,150             7       0.07      $144,450      7.542    360.00      571         80.8
Virginia                        $46,955,087           240       3.28      $195,646      7.408    359.24      593         81.0
Washington                      $38,543,111           207       2.70      $186,199      6.969    358.99      604         82.1
West Virginia                    $2,839,821            19       0.20      $149,464      7.686    359.20      584         87.8
Wisconsin                        $5,551,363            40       0.39      $138,784      7.596    359.20      610         83.4
Wyoming                          $1,809,081            13       0.13      $139,160      7.215    359.18      595         80.3
-------------------------------------------------------------------------------------------------------------------------------
                             $1,429,898,925         7,862     100.00      $181,875      7.258    359.28      601         81.0
-------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
                                                      Loan-to-Value Ratios
-------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT         # OF      % OF       AVERAGE       GROSS      REMG.                  ORIG
DESCRIPTION                        BALANCE         LOANS     TOTAL      BALANCE        WAC       TERM       FICO         LTV
-------------------------------------------------------------------------------------------------------------------------------
<= 50.00                        $16,765,480           103       1.17      $162,772      6.633    359.37      573         43.3
50.01 - 55.00                   $11,115,817            63       0.78      $176,442      6.542    359.47      577         52.7
55.01 - 60.00                   $23,160,229           129       1.62      $179,537      6.871    358.49      574         58.1
60.01 - 65.00                   $44,883,388           217       3.14      $206,836      6.842    359.32      574         63.0
65.01 - 70.00                   $64,178,746           315       4.49      $203,742      6.906    358.82      580         68.4
70.01 - 75.00                  $105,457,578           520       7.38      $202,803      7.180    359.19      577         73.9
75.01 - 80.00                  $635,495,557         3,620      44.44      $175,551      6.995    359.31      619         79.7
80.01 - 85.00                  $159,305,167           832      11.14      $191,473      7.564    359.31      581         84.3
85.01 - 90.00                  $248,784,444         1,291      17.40      $192,707      7.599    359.32      593         89.5
90.01 - 95.00                   $64,131,408           388       4.49      $165,287      8.162    359.33      601         94.7
95.01 - 100.00                  $56,621,110           384       3.96      $147,451      8.178    359.55      609         99.9
-------------------------------------------------------------------------------------------------------------------------------
                             $1,429,898,925         7,862     100.00      $181,875      7.258    359.28      601         81.0
-------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
                                                 Range of Current Gross Coupon
------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT         # OF      % OF       AVERAGE       GROSS      REMG.                  ORIG
DESCRIPTION                        BALANCE         LOANS     TOTAL      BALANCE        WAC       TERM       FICO         LTV
-------------------------------------------------------------------------------------------------------------------------------
4.501 - 5.000                    $3,568,608            14       0.25      $254,901      4.901    358.31      632         78.2
5.001 - 5.500                   $16,059,135            67       1.12      $239,689      5.392    358.87      623         75.6
5.501 - 6.000                  $106,335,958           468       7.44      $227,214      5.865    359.41      614         76.1
6.001 - 6.500                  $237,724,185         1,086      16.63      $218,899      6.339    359.35      615         77.9
6.501 - 7.000                  $329,236,319         1,684      23.03      $195,509      6.819    359.34      610         79.1
7.001 - 7.500                  $255,121,774         1,399      17.84      $182,360      7.320    359.42      602         81.5
7.501 - 8.000                  $220,464,932         1,318      15.42      $167,272      7.802    359.35      593         82.7
8.001 - 8.500                  $112,083,403           724       7.84      $154,811      8.315    359.23      586         85.6
8.501 - 9.000                   $75,913,171           532       5.31      $142,694      8.771    358.73      575         86.4
9.001 - 9.500                   $34,873,779           260       2.44      $134,130      9.282    359.06      564         87.7
9.501 - 10.000                  $24,780,443           188       1.73      $131,811      9.795    358.47      560         88.4
10.001 - 10.500                  $8,137,858            71       0.57      $114,618     10.318    358.76      555         88.0
10.501 - 11.000                  $3,356,986            31       0.23      $108,290     10.762    356.71      574         89.5



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


[LOGO OMITTED] Countrywide(R)
-----------------------------
SECURITIES CORPORATION                                                                              Computational Materials For
A Countrywide Capital Markets Company                                     Countrywide Asset-Backed Certificates, Series 2005-03
-------------------------------------------------------------------------------------------------------------------------------


                                                       Group 2 & Group 3

                                                    ARM       $1,429,898,925

                                                        Detailed Report

-------------------------------------------------------------------------------------------------------------------------------
                                                 Range of Current Gross Coupon
-------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT         # OF      % OF       AVERAGE       GROSS      REMG.                  ORIG
DESCRIPTION                        BALANCE         LOANS     TOTAL      BALANCE        WAC       TERM       FICO         LTV
-------------------------------------------------------------------------------------------------------------------------------
11.001 - 11.500                  $1,614,017            13       0.11      $124,155     11.288    355.63      548         84.8
11.501 - 12.000                    $443,561             5       0.03       $88,712     11.857    359.38      552         85.4
12.001 - 12.500                    $184,796             2       0.01       $92,398     12.259    357.57      519         76.1
-------------------------------------------------------------------------------------------------------------------------------
                             $1,429,898,925         7,862     100.00      $181,875      7.258    359.28      601         81.0
-------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
                                                         Property Type
-------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT         # OF      % OF       AVERAGE       GROSS      REMG.                  ORIG
DESCRIPTION                        BALANCE         LOANS     TOTAL      BALANCE        WAC       TERM       FICO         LTV
-------------------------------------------------------------------------------------------------------------------------------
SFR                          $1,060,255,271         5,972      74.15      $177,538      7.266    359.29      599         80.8
PUD                            $238,031,314         1,205      16.65      $197,536      7.206    359.22      604         82.2
CND                             $80,386,225           455       5.62      $176,673      7.204    359.36      612         81.3
2 FAM                           $39,596,108           172       2.77      $230,210      7.401    359.31      612         78.2
CNDP                             $4,921,483            25       0.34      $196,859      7.370    359.57      636         79.4
3 FAM                            $4,069,783            19       0.28      $214,199      7.582    358.93      602         77.0
4 FAM                            $2,264,158             9       0.16      $251,573      7.082    358.91      636         74.4
MNF                                $374,584             5       0.03       $74,917      9.152    357.26      575         66.3
-------------------------------------------------------------------------------------------------------------------------------
                             $1,429,898,925         7,862     100.00      $181,875      7.258    359.28      601         81.0
-------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
                                                            Purpose
-------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT         # OF      % OF       AVERAGE       GROSS      REMG.                  ORIG
DESCRIPTION                        BALANCE         LOANS     TOTAL      BALANCE        WAC       TERM       FICO         LTV
-------------------------------------------------------------------------------------------------------------------------------
RCO                            $791,407,402         4,022      55.35      $196,770      7.224    359.26      587         78.9
PUR                            $579,081,458         3,473      40.50      $166,738      7.306    359.33      620         83.6
RNC                             $59,410,065           367       4.15      $161,880      7.223    359.05      595         81.6
-------------------------------------------------------------------------------------------------------------------------------
                             $1,429,898,925         7,862     100.00      $181,875      7.258    359.28      601         81.0
-------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
                                                           Occupancy
-------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT         # OF      % OF       AVERAGE       GROSS      REMG.                  ORIG
DESCRIPTION                        BALANCE         LOANS     TOTAL      BALANCE        WAC       TERM       FICO         LTV
-------------------------------------------------------------------------------------------------------------------------------
OO                           $1,402,419,819         7,689      98.08      $182,393      7.250    359.28      601         81.0
INV                             $19,103,536           125       1.34      $152,828      7.485    359.16      624         77.0
2H                               $8,375,570            48       0.59      $174,491      8.048    359.26      607         77.6
-------------------------------------------------------------------------------------------------------------------------------
                             $1,429,898,925         7,862     100.00      $181,875      7.258    359.28      601         81.0
-------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


[LOGO OMITTED] Countrywide(R)
-----------------------------
SECURITIES CORPORATION                                                                              Computational Materials For
A Countrywide Capital Markets Company                                     Countrywide Asset-Backed Certificates, Series 2005-03
-------------------------------------------------------------------------------------------------------------------------------


                                                       Group 2 & Group 3

                                                    ARM       $1,429,898,925

                                                        Detailed Report

-------------------------------------------------------------------------------------------------------------------------------
                                        Range of Months Remaining to Scheduled Maturity
-------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT         # OF      % OF       AVERAGE       GROSS      REMG.                  ORIG
DESCRIPTION                        BALANCE         LOANS     TOTAL      BALANCE        WAC       TERM       FICO         LTV
-------------------------------------------------------------------------------------------------------------------------------
181 - 300                        $1,986,294            13       0.14      $152,792      9.075    296.30      586         76.0
301 - 360                    $1,427,912,630         7,849      99.86      $181,923      7.255    359.37      601         81.0
-------------------------------------------------------------------------------------------------------------------------------
                             $1,429,898,925         7,862     100.00      $181,875      7.258    359.28      601         81.0
-------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
                                              Collateral Grouped by Document Type
------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT         # OF      % OF       AVERAGE       GROSS      REMG.                  ORIG
DESCRIPTION                        BALANCE         LOANS     TOTAL      BALANCE        WAC       TERM       FICO         LTV
-------------------------------------------------------------------------------------------------------------------------------
FULL                           $903,151,858         5,289      63.16      $170,760      7.201    359.33      592         81.8
STATED INCOME                  $526,655,309         2,572      36.83      $204,765      7.354    359.20      617         79.5
SIMPLE                              $91,758             1       0.01       $91,758      9.750    297.00      636         90.0
-------------------------------------------------------------------------------------------------------------------------------
                             $1,429,898,925         7,862     100.00      $181,875      7.258    359.28      601         81.0
-------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
                                                   Collateral Grouped by FICO
-------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT         # OF      % OF       AVERAGE       GROSS      REMG.                  ORIG
DESCRIPTION                        BALANCE         LOANS     TOTAL      BALANCE        WAC       TERM       FICO         LTV
-------------------------------------------------------------------------------------------------------------------------------
801 - 820                          $554,400             2       0.04      $277,200      6.436    360.00      802         80.0
781 - 800                          $464,428             3       0.03      $154,809      7.389    359.18      789         80.0
761 - 780                        $5,242,173            27       0.37      $194,155      6.845    359.35      769         80.0
741 - 760                        $5,256,449            29       0.37      $181,257      6.663    359.15      749         77.7
721 - 740                       $11,141,590            58       0.78      $192,096      6.638    359.11      731         79.4
701 - 720                       $15,447,247            87       1.08      $177,555      6.768    359.32      710         79.7
681 - 700                       $37,430,505           196       2.62      $190,972      6.716    359.33      690         79.8
661 - 680                       $55,111,016           311       3.85      $177,206      6.855    359.05      670         78.7
641 - 660                       $87,192,120           492       6.10      $177,220      6.961    359.19      650         78.3
621 - 640                      $235,327,479         1,198      16.46      $196,434      7.027    359.31      630         83.3
601 - 620                      $274,156,333         1,452      19.17      $188,813      7.108    359.25      610         83.4
581 - 600                      $250,197,056         1,405      17.50      $178,076      7.229    359.24      591         82.4
561 - 580                      $180,728,849         1,023      12.64      $176,666      7.437    359.36      571         80.1
541 - 560                      $122,407,603           723       8.56      $169,305      7.701    359.43      551         79.5
521 - 540                       $99,871,583           568       6.98      $175,830      7.910    359.43      531         77.0
501 - 520                       $47,807,168           279       3.34      $171,352      8.041    359.04      512         72.9
<= 500                           $1,562,925             9       0.11      $173,658      8.025    354.96      499         71.4
-------------------------------------------------------------------------------------------------------------------------------
                             $1,429,898,925         7,862     100.00      $181,875      7.258    359.28      601         81.0
-------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


[LOGO OMITTED] Countrywide(R)
-----------------------------
SECURITIES CORPORATION                                                                              Computational Materials For
A Countrywide Capital Markets Company                                     Countrywide Asset-Backed Certificates, Series 2005-03
-------------------------------------------------------------------------------------------------------------------------------


                                                       Group 2 & Group 3

                                                    ARM       $1,429,898,925

                                                        Detailed Report

-------------------------------------------------------------------------------------------------------------------------------
                                                             Grade
-------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT         # OF      % OF       AVERAGE       GROSS      REMG.                  ORIG
DESCRIPTION                        BALANCE         LOANS     TOTAL      BALANCE        WAC       TERM       FICO         LTV
-------------------------------------------------------------------------------------------------------------------------------
A                            $1,178,953,719         6,519      82.45      $180,849      7.224    359.34      606         81.9
A-                              $88,506,461           446       6.19      $198,445      7.427    358.76      579         79.6
B                              $103,306,536           573       7.22      $180,291      7.486    359.19      571         76.3
C                               $44,776,540           252       3.13      $177,685      7.359    358.93      579         72.6
C-                               $7,823,223            40       0.55      $195,581      7.120    359.14      595         69.6
D                                $6,532,445            32       0.46      $204,139      6.883    359.59      576         71.6
-------------------------------------------------------------------------------------------------------------------------------
                             $1,429,898,925         7,862     100.00      $181,875      7.258    359.28      601         81.0
-------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
                                        Collateral Grouped by Prepayment Penalty Months
-------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT         # OF      % OF       AVERAGE       GROSS      REMG.                  ORIG
DESCRIPTION                        BALANCE         LOANS     TOTAL      BALANCE        WAC       TERM       FICO         LTV
-------------------------------------------------------------------------------------------------------------------------------
0                              $416,337,870         2,367      29.12      $175,893      7.644    359.46      598         81.1
6                                  $304,465             2       0.02      $152,233      8.741    359.00      612         78.3
9                                $8,925,426            52       0.62      $171,643      7.281    359.87      592         81.8
12                              $80,348,458           375       5.62      $214,263      7.244    359.51      597         78.9
24                             $160,863,173           829      11.25      $194,045      7.013    358.54      602         80.8
30                               $1,178,694             6       0.08      $196,449      8.091    358.71      624         91.9
34                                 $224,447             1       0.02      $224,447      7.990    358.00      581         89.2
36                             $760,735,855         4,222      53.20      $180,184      7.097    359.34      603         81.1
48                                  $92,000             1       0.01       $92,000      7.120    360.00      590         80.0
60                                 $888,536             7       0.06      $126,934      7.265    334.39      635         77.4
-------------------------------------------------------------------------------------------------------------------------------
                             $1,429,898,925         7,862     100.00      $181,875      7.258    359.28      601         81.0
-------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
                                                    Range of Months to Roll
-------------------------------------------------------------------------------------------------------------------------------
                      WA           CURRENT         # OF      % OF       AVERAGE       GROSS      REMG.                  ORIG
DESCRIPTION           MTR          BALANCE         LOANS     TOTAL      BALANCE        WAC       TERM       FICO         LTV
-------------------------------------------------------------------------------------------------------------------------------
0 - 6                  3         $4,276,074            24       0.30      $178,170      7.286    325.52      611         78.4
7 - 12                 7           $177,630             1       0.01      $177,630      9.000    343.00      522         74.8
13 - 18               16         $3,518,110            22       0.25      $159,914      6.814    352.42      597         82.3
19 - 24               23       $137,989,648           702       9.65      $196,566      6.975    358.86      607         80.8
25 - 31               30         $3,803,407            24       0.27      $158,475      7.202    353.77      607         78.1
32 - 37               35     $1,279,959,076         7,088      89.51      $180,581      7.289    359.47      600         81.0
>= 38                 59           $174,980             1       0.01      $174,980      4.750    359.00      662         60.0
-------------------------------------------------------------------------------------------------------------------------------
                             $1,429,898,925         7,862     100.00      $181,875      7.258    359.28      601         81.0
-------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
                                                        Range of Margin
-------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT         # OF      % OF       AVERAGE       GROSS      REMG.                  ORIG
DESCRIPTION                        BALANCE         LOANS     TOTAL      BALANCE        WAC       TERM       FICO         LTV
-------------------------------------------------------------------------------------------------------------------------------
1.001 - 2.000                      $123,405             1       0.01      $123,405      8.975    360.00      572         95.0



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


[LOGO OMITTED] Countrywide(R)
-----------------------------
SECURITIES CORPORATION                                                                              Computational Materials For
A Countrywide Capital Markets Company                                     Countrywide Asset-Backed Certificates, Series 2005-03
-------------------------------------------------------------------------------------------------------------------------------


                                                       Group 2 & Group 3

                                                    ARM       $1,429,898,925

                                                        Detailed Report

-------------------------------------------------------------------------------------------------------------------------------
                                                        Range of Margin
-------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT         # OF      % OF       AVERAGE       GROSS      REMG.                  ORIG
DESCRIPTION                        BALANCE         LOANS     TOTAL      BALANCE        WAC       TERM       FICO         LTV
-------------------------------------------------------------------------------------------------------------------------------
2.001 - 3.000                      $984,427             5       0.07      $196,885      6.828    357.86      671         79.5
3.001 - 4.000                    $1,564,218             8       0.11      $195,527      6.243    359.01      615         81.3
4.001 - 5.000                   $33,807,989           160       2.36      $211,300      6.325    358.82      593         71.8
5.001 - 6.000                  $245,850,354         1,197      17.19      $205,389      6.541    358.87      604         76.6
6.001 - 7.000                  $513,319,128         2,622      35.90      $195,774      6.849    359.30      610         79.6
7.001 - 8.000                  $423,422,962         2,474      29.61      $171,149      7.591    359.47      601         83.3
8.001 - 9.000                  $160,362,217         1,020      11.21      $157,218      8.344    359.45      583         85.5
9.001 - 10.000                  $44,793,163           325       3.13      $137,825      9.186    359.35      567         87.7
10.001 - 11.000                  $5,346,187            46       0.37      $116,221     10.269    359.17      563         91.7
11.001 - 12.000                    $324,875             4       0.02       $81,219      9.852    358.62      627         89.8
-------------------------------------------------------------------------------------------------------------------------------
6.992                        $1,429,898,925         7,862     100.00      $181,875      7.258    359.28      601         81.0
-------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
                                                     Range of Maximum Rates
-------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT         # OF      % OF       AVERAGE       GROSS      REMG.                  ORIG
DESCRIPTION                        BALANCE         LOANS     TOTAL      BALANCE        WAC       TERM       FICO         LTV
-------------------------------------------------------------------------------------------------------------------------------
10.001 - 10.500                    $233,000             1       0.02      $233,000      7.300    360.00      615         83.2
10.501 - 11.000                  $1,273,627             6       0.09      $212,271      5.568    358.03      633         75.4
11.001 - 11.500                  $2,534,661            12       0.18      $211,222      5.569    358.50      659         76.5
11.501 - 12.000                 $14,643,142            68       1.02      $215,340      5.718    358.51      636         76.8
12.001 - 12.500                 $42,435,287           194       2.97      $218,739      6.044    358.62      618         76.8
12.501 - 13.000                $140,914,270           663       9.85      $212,540      6.176    359.18      611         77.2
13.001 - 13.500                $256,257,373         1,197      17.92      $214,083      6.516    359.32      613         78.7
13.501 - 14.000                $325,164,814         1,674      22.74      $194,244      6.952    359.42      607         79.6
14.001 - 14.500                $231,664,726         1,297      16.20      $178,616      7.421    359.47      600         81.8
14.501 - 15.000                $192,714,868         1,192      13.48      $161,674      7.879    359.38      592         82.9
15.001 - 15.500                 $96,024,634           634       6.72      $151,458      8.394    359.43      586         85.6
15.501 - 16.000                 $64,990,229           443       4.55      $146,705      8.837    358.49      574         86.4
16.001 - 16.500                 $27,106,358           206       1.90      $131,584      9.315    359.09      565         88.6
16.501 - 17.000                 $21,098,717           161       1.48      $131,048      9.809    359.08      561         88.7
17.001 - 17.500                  $7,412,490            64       0.52      $115,820     10.319    358.73      556         88.1
17.501 - 18.000                  $3,029,655            29       0.21      $104,471     10.782    356.45      573         89.2
18.001 - 18.500                  $1,614,017            13       0.11      $124,155     11.288    355.63      548         84.8
18.501 - 19.000                    $443,561             5       0.03       $88,712     11.857    359.38      552         85.4
19.001 - 19.500                    $184,796             2       0.01       $92,398     12.259    357.57      519         76.1
> 19.500                           $158,700             1       0.01      $158,700      9.750    358.00      616        100.0
-------------------------------------------------------------------------------------------------------------------------------
14.094                       $1,429,898,925         7,862     100.00      $181,875      7.258    359.28      601         81.0
-------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


[LOGO OMITTED] Countrywide(R)
-----------------------------
SECURITIES CORPORATION                                                                              Computational Materials For
A Countrywide Capital Markets Company                                     Countrywide Asset-Backed Certificates, Series 2005-03
-------------------------------------------------------------------------------------------------------------------------------


                                                       Group 2 & Group 3

                                                    ARM       $1,429,898,925

                                                        Detailed Report

-------------------------------------------------------------------------------------------------------------------------------
                                                   Initial Periodic Rate Cap
-------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT         # OF      % OF       AVERAGE       GROSS      REMG.                  ORIG
DESCRIPTION                        BALANCE         LOANS     TOTAL      BALANCE        WAC       TERM       FICO         LTV
-------------------------------------------------------------------------------------------------------------------------------
0.750                               $60,350             1       0.00       $60,350      8.125    360.00      547         85.0
1.000                           $10,490,103            60       0.73      $174,835      7.251    354.97      601         80.9
1.475                              $179,960             1       0.01      $179,960      6.650    360.00      619         80.0
1.500                        $1,103,073,908         6,003      77.14      $183,754      7.235    359.49      602         80.9
2.000                            $5,766,481            42       0.40      $137,297      8.032    356.00      599         81.8
3.000                          $309,678,241         1,752      21.66      $176,757      7.323    358.74      599         81.3
6.000                              $489,881             2       0.03      $244,940      7.351    358.70      619         87.0
7.000                              $160,000             1       0.01      $160,000      7.800    360.00      593         62.7
-------------------------------------------------------------------------------------------------------------------------------
                             $1,429,898,925         7,862     100.00      $181,875      7.258    359.28      601         81.0
-------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
                                                  Subsequent Periodic Rate Cap
-------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT         # OF      % OF       AVERAGE       GROSS      REMG.                  ORIG
DESCRIPTION                        BALANCE         LOANS     TOTAL      BALANCE        WAC       TERM       FICO         LTV
-------------------------------------------------------------------------------------------------------------------------------
0.125                              $106,120             1       0.01      $106,120      6.490    358.00      634         80.0
0.750                               $60,350             1       0.00       $60,350      8.125    360.00      547         85.0
1.000                          $268,778,142         1,525      18.80      $176,248      7.357    358.43      602         81.3
1.500                        $1,160,224,020         6,331      81.14      $183,261      7.235    359.48      601         80.9
2.000                              $620,693             3       0.04      $206,898      6.886    359.31      634         74.2
3.000                              $109,600             1       0.01      $109,600      9.500    360.00      551         80.0
-------------------------------------------------------------------------------------------------------------------------------
                             $1,429,898,925         7,862     100.00      $181,875      7.258    359.28      601         81.0
-------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
                                                  Range of Lifetime Rate Floor
-------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT         # OF      % OF       AVERAGE       GROSS      REMG.                  ORIG
DESCRIPTION                        BALANCE         LOANS     TOTAL      BALANCE        WAC       TERM       FICO         LTV
-------------------------------------------------------------------------------------------------------------------------------
1.001 - 2.000                      $191,250             1       0.01      $191,250      7.125    358.00      577         85.0
2.001 - 3.000                      $768,948             3       0.05      $256,316      6.637    357.82      707         80.0
3.001 - 4.000                      $254,845             1       0.02      $254,845      5.375    356.00      730         80.0
4.001 - 5.000                    $4,085,716            16       0.29      $255,357      5.035    358.32      641         78.3
5.001 - 6.000                  $124,891,234           551       8.73      $226,663      5.833    359.14      614         76.1
6.001 - 7.000                  $566,144,644         2,770      39.59      $204,384      6.624    359.36      612         78.6
7.001 - 8.000                  $473,739,773         2,709      33.13      $174,876      7.545    359.39      598         82.0
8.001 - 9.000                  $186,215,118         1,239      13.02      $150,295      8.501    359.11      581         85.9
9.001 - 10.000                  $59,401,363           448       4.15      $132,592      9.497    358.81      562         88.1
> 10.000                        $14,206,034           124       0.99      $114,565     10.484    357.94      560         87.8
-------------------------------------------------------------------------------------------------------------------------------
                             $1,429,898,925         7,862     100.00      $181,875      7.258    359.28      601         81.0
-------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


[LOGO OMITTED] Countrywide(R)
-----------------------------
SECURITIES CORPORATION                                                                              Computational Materials For
A Countrywide Capital Markets Company                                     Countrywide Asset-Backed Certificates, Series 2005-03
-------------------------------------------------------------------------------------------------------------------------------


                                                       Group 2 & Group 3

                                                    ARM       $1,429,898,925

                                                        Detailed Report

-------------------------------------------------------------------------------------------------------------------------------
                                                 Next Interest Adjustment Date
-------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT         # OF      % OF       AVERAGE       GROSS      REMG.                  ORIG
DESCRIPTION                        BALANCE         LOANS     TOTAL      BALANCE        WAC       TERM       FICO         LTV
-------------------------------------------------------------------------------------------------------------------------------
04/05                              $575,197             2       0.04      $287,599      8.309    295.00      564         65.6
05/05                            $1,268,014             5       0.09      $253,603      7.669    316.34      628         81.5
06/05                            $1,948,950            15       0.14      $129,930      6.857    338.01      619         80.4
09/05                              $483,912             2       0.03      $241,956      6.791    335.58      590         76.9
10/05                              $177,630             1       0.01      $177,630      9.000    343.00      522         74.8
05/06                              $247,500             1       0.02      $247,500      6.250    350.00      608         90.0
06/06                              $548,764             5       0.04      $109,753      5.633    351.00      597         80.0
07/06                              $625,073             5       0.04      $125,015      6.732    352.00      595         82.1
08/06                            $1,676,853             9       0.12      $186,317      7.067    353.00      594         82.7
09/06                              $419,920             2       0.03      $209,960      7.801    354.00      604         79.8
10/06                              $747,556             6       0.05      $124,593      7.804    355.00      608         87.0
11/06                            $4,275,464            22       0.30      $194,339      7.024    355.85      620         81.3
12/06                           $11,813,399            60       0.83      $196,890      6.896    357.03      612         81.3
01/07                           $29,088,749           163       2.03      $178,459      7.043    358.01      610         81.7
02/07                           $43,589,350           216       3.05      $201,803      6.937    359.02      605         80.7
03/07                           $41,866,060           204       2.93      $205,226      6.968    360.00      604         80.4
04/07                            $6,609,070            31       0.46      $213,196      6.995    360.00      594         77.5
07/07                              $345,250             2       0.02      $172,625      6.473    352.00      623         83.8
08/07                            $1,236,662             8       0.09      $154,583      6.914    353.00      624         73.9
09/07                            $1,408,304            10       0.10      $140,830      7.553    354.17      582         81.7
10/07                              $899,353             5       0.06      $179,871      7.503    355.10      613         76.5
11/07                            $3,446,711            18       0.24      $191,484      7.171    356.00      627         82.9
12/07                           $16,194,006            93       1.13      $174,129      7.401    357.07      604         82.5
01/08                          $154,188,109           856      10.78      $180,126      7.296    358.01      602         79.7
02/08                          $310,824,012         1,748      21.74      $177,817      7.358    359.02      602         80.6
03/08                          $697,309,324         3,829      48.77      $182,113      7.275    360.00      599         81.4
04/08                           $97,910,752           543       6.85      $180,314      7.148    360.00      602         80.8
02/10                              $174,980             1       0.01      $174,980      4.750    359.00      662         60.0
-------------------------------------------------------------------------------------------------------------------------------
                             $1,429,898,925         7,862     100.00      $181,875      7.258    359.28      601         81.0
-------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.